Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
6.
Equity Award Granting Policy

Equity compensation awards made to our executive officers must be approved by the Compensation Committee. The Compensation Committee approves and grants periodic equity awards, which may include restricted stock units and performance share units and in the past have included stock options, at approximately the same time every year. Outside of the annual grant cycle, the Compensation Committee may, from time to time, grant off-cycle equity awards, such as in connection with a new hire, promotion or retention award. All off-cycle equity awards are issued on a pre-determined date following approval by the Compensation Committee. The Compensation Committee does not take material non-public information into account when determining the timing of the grant of equity awards, including stock options, and the timing of the release of material non-public information is not based on affecting the value of executive compensation. However, as was the case in 2025, the Compensation Committee does take into account the potentially dilutive effect of issuing equity when the share price is historically low. As that circumstance was present in 2025, that committee did not award equity as per the usual annual cycle.

Award Timing Method	The Compensation Committee approves and grants periodic equity awards, which may include restricted stock units and performance share units and in the past have included stock options, at approximately the same time every year. Outside of the annual grant cycle, the Compensation Committee may, from time to time, grant off-cycle equity awards, such as in connection with a new hire, promotion or retention award.
Award Timing Predetermined	true
Award Timing MNPI Considered	false
MNPI Disclosure Timed for Compensation Value	false